Exhibit 10.2b
                                   Park Center
  [LOGO]                                             6363 NW 6th Way, Suite #470
                                                                 Fort Lauderdale
                                                                   Florida 33309
                                                             Main (954) 202-2775
                                                        Facsimile (954) 202-5882


March 24, 2006

Michael Nurse
SBD
2534 N Miami Avenue
Suite 2B
Miami, FL 33127

RE:  Proposal to Lease at Business Plaza At Cypress Creek

Dear Michael:

We are happy to have the opportunity to accommodate your office requirement. As exclusive agent for the Landlord, please let this letter serve as a written proposal to continue to lease office space:

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TENANT:                                     Siteworks Building & Development Co.


LOCATION:                                   6464 NW 5th Way
                                            Ft. Lauderdale, FL 33309


USE:                                        Tenant's use of the space shall be for general office.


DEMISED PREMISES:                           Tenant shall lease as its "Premises"  approximately  1,783 rentable square feet of space.


COMMENCEMENT
DATE:                                       May 1, 2006


TERM:                                       Three (3) years
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
BASE RENT YEAR ONE:                         $13.00 per rentable square foot NNN
   PART VII

   PART VIII

   PART IX  ANNUAL BASE RENT

INCREASES:                                  4.5 % per year.


OPERATING EXPENSES
& REAL ESTATE TAXES:                        Tenant to pay pro-rata share of all operating expenses and property taxes for the estimated to be $4.89 per rentable square foot per year for 2006.

ELECTRIC:                                   Tenant shall have separate electric meter and shall pay electric direct to supplier.

JANITORIAL:                                 Tenant shall be responsible for interior janitorial service.



ACCESS:                                     Tenant  shall have access  twenty-four  (24) hours per day,  seven (7) days per week,  52  weeks  per  year to the  Premises,  the  Building  and  the  parking facilities.

HEATING, VENTILATION
AND AIR CONDITIONING:                       Tenant shall have independent split systems with separate control.


AGENCY DISCLOSURE:                          This is to  acknowledge  that  Codina  Realty  Services,  Inc.  represents  the
                                            Landlord and is the only broker and
                                            shall be paid by Landlord per
                                            separate agreement.
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         This letter constitutes only an expression of interest and shall not constitute a binding agreement between the signatories to consummate the transaction discussed herein. This letter is non-binding and is merely a reflection of the parties' understanding of some of the general terms of the proposed lease transactions and upon which understanding the parties are willing to proceed with further discussions and negotiations, and can be revised or withdrawn at any time.



Sincerely,
                               AGREED TO BY:  (TENANT)

Codina Realty Services, Inc.   BY:______________________________________
                                          (Signature)        (Date)

Carlo DiGiorgio                Ss/ Carl M Nurse   (Print Name)
Associate                      It's:___CEO____________________
                                                  (Print Title)


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